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                               ARTHUR ANDERSEN LLP

                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Crawford & Company:

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into Crawford & Company's previously filed Registration Statement File Nos. 33-47536, 33-36116, 333-02051, 333-24425, 333-24427, 333-87465, 333-87467, and 333-43740.



/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 20, 2002